SECURITY AGREEMENT


     THIS SECURITY AGREEMENT dated this day of December 9, 2003 ("Security Agreement") is by and among Citadel Media, Inc., a Washington corporation
("Media"), TheInsiders.com, LLC, a Washington limited liability company and Citadel Publishing, LLC, both wholly owned subsidiaries of Media (collectively "Subsidiaries"), and Orion Acquisition Corp. II, a Delaware corporation ("Lender").

                                    Recitals

     Whereas, pursuant to the terms of the Note of even date herewith in the amount of $500,000 issued by Media, Lender has loaned money to Media for the consolidated business operations of Media and the Subsidiaries; and;

     Whereas, Media and each of the Subsidiaries have entered into this Security Agreement to secure the repayment of the obligations under the Note, among other obligations, and for that purpose each of Media and each of the Subsidiaries have agreed to grant security interests in the Collateral specified herein.

                                    Agreement

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

     1. Security Interest.

          1.1. Grant. To secure prompt payment and performance of the Obligations, Media and each of the Subsidiaries each hereby grants to Lender a security interest in and to the Collateral. This Security Agreement shall remain in full force and effect and shall apply with respect to the Collateral until such time as all of outstanding Obligations hereunder, including those pursuant to the Note, shall have been paid or otherwise satisfied in full.

          1.2. Financing Statement. Contemporaneously herewith, Media and the Subsidiaries shall each properly file a Form UCC-1 financing statement ("Financing Statement") describing the Collateral. At any time, upon demand of the Lender, each of Media and the Subsidiaries shall execute, file, and record any notice, financing statement, or other instrument necessary to create, continue, or perfect the lien and security interest granted by this Security Agreement or to enable Lender to exercise or enforce their rights under this Security Agreement. Notwithstanding the foregoing, each of Media and the Subsidiaries hereby authorizes Lender to file Financing Statements describing the Collateral, and any continuation statements, amendments, termination statements, applications for registration and like documents as Lender may request, without the signatures of Media or the Subsidiaries.

     2. Representations, Warranties and Covenants. Each of Media and each of the Subsidiaries warrants and represents, jointly and severally, during the term of this Security Agreement as following:

          2.1. Media's Chief Executive Office is located in the State of Washington.

          2.2. Media's state of incorporation is in the State of Washington.

          2.3. Media's exact legal name is set forth on the signature pageto this Security Agreement.

          2.4. Each of the Subsidiaries' exact legal names are as set forth in the definition of Subsidiary.

          2.5. The Chief Executive Office of each of the Subsidiary is located in the State of Washington.

          2.6. The state of formation of the each of the Subsidiaries is in the State of Washington.

          2.7. Media and each of the Subsidiaries have full power and authority to enter into this Security Agreement and to perform the Obligations, and in the case of Media, to enter into and perform under the terms of the Note. Media and each of the Subsidiaries has taken all actions necessary to be authorized to enter into and perform this Security Agreement, and in the case of Media, to enter into and perform under the terms of the Note. This Security Agreement and the Obligations described herein are valid and legally binding on Media and each of the Subsidiaries, and in the case of Media the Note is the valid and legally binding obligation of Media.

          2.8. No charter or bylaw provisions of the Media or any of Subsidiaries prevent any of them from entering into or performing under this Security Agreement, or in the case of Media entering into or performing under the Note. No provisions of any existing mortgage, indenture, or other agreement prevent the Media or the Subsidiaries from entering into or performing under this Security Agreement or in the case of Media from entering into and performing under the Note. Each of Media or the Subsidiary will not enter any agreements that would conflict with or otherwise prevent any of them from performing under this Security Agreement or the Obligations.

          2.9. Media and each of the Subsidiaries shall, from time to time, do and perform all such other and further acts and execute and deliver any and all such further instruments as may be required by law (or reasonably requested by Lender) to establish, maintain, protect, and perfect Lender's security interest and lien in any of the Collateral, as provided in this Security Agreement.

          2.10. Each of Media and the Subsidiaries is the owner of its Collateral, free and clear of all liens, claims, and encumbrances of whatever kind or nature. Subject to the Media loan to the Subsidiaries, Each of Media and the Subsidiaries represent and warrant that there is no other security interest in any of the Collateral, and upon the execution of this Security Agreement and completion of the filing of Financing Statements contemporaneously herewith, Lender will obtain a first priority security interest in the Collateral, subject to the Permitted Encumbrances.

     3. Negative Covenants. Until all of the Obligations are paid in full or otherwise satisfied, Media and each of the Subsidiaries covenants and warrants, jointly and severally, that it shall not:

          3.1. Change its state of incorporation without providing Lender 30 days prior written notice;

          3.2. Change its corporate name without providing Lender with 30 days prior written notice;

          3.3. Change its Chief Executive Officer without providing Lender with 30 days prior written notice;

          3.4. Allow, authorize or permit any of its personal property to become affixed to any real property in any manner that would change its nature from that of personal property to real property or to a fixture;

          3.5. Sell, transfer, or other dispose of the Collateral, or any material asset thereof, other than in the ordinary course of business, or pursuant to disposition, the material proceeds of which are use to pay the Note;

          3.6. Allow, authorize or permit any person, other than Lender, to file a Financing Statement or like documents, without the express written consent of Lender; or

          3.7. Establish any other affiliate or subsidiary for the purpose of conducting any business or holding any assets, unless such Subsidiary becomes a party to this Security Agreement and a Financing Statement is filed therewith on Collateral.

     4. Definitions.

          4.1. "Collateral" shall consist of all of the goods and other personal property of Media and each of the Subsidiaries, tangible or intangible, and wherever located and now owned or hereafter acquired, including, but limited to the following, which shall have the meanings as assigned to them by the UCC:

                (a). Inventory;
                (b). Equipment;
                (c). Accounts;
                (d). Chattel Paper;
                (e). Electronic Chattel Paper;
                (f). Tangible Chattel Paper;
                (g). Documents;
                (h). Instruments (including Promissory Notes);
                (i). General Intangibles (including Payment Intangibles);
                (j). Deposit Accounts;
                (k). Investment Property;
                (l). Letter of Credit Rights;
                (m). Letters of Credit;
                (n). Commercial Tort Claims;
                (o). Investment Property;
                (p). Software;
                (q). Customer Lists of Media and each of the Subsidiaries;
                (r). Records; and
                (s). To the extent not listed above as original collateral, proceeds and non-cash proceeds and products of the foregoing.

          4.2. "Default" means, at the sole option of Lender, the occurrence of any of the following:

               (a). Media fails to pay interest or principal payments when due and payable under any of the Note, or any other event of default occurs under the terms of the Note;

               (b). Media or Subsidiaries fails to comply with any of the Obligations, or fails to perform or observe any term, condition or covenant in this Security Agreement; or

               (c). Media or Subsidiaries breaches any of the representations and warranties in this Security Agreement or violates any covenants in this Security Agreement.

          4.3. "Note" means the Promissory Note between Media and the Lender of even date issued by Media in the principal amount of $500,000.

          4.4. "Obligations" means any and all of the debts, financial obligations, and other duties owed by Media and each of the Subsidiaries under
(i) this Security Agreement; and (ii) the Note; and (ii) any and all of Media and each of the Subsidiaries Media other present and future financial or other obligations to Lender.

          4.5. "Permitted Encumbrances" means (i) the security interest granted to First Down Publications, Inc. on the assets acquired therefrom, (ii) the loan from Media to the Subsidiaries, or (iii) purchase money security interests, or security interest granted on assets hereafter acquired by Media or the Subsidiaries. 4.6. "Security Agreement" means this security agreement.

          4.7. "Subsidiary" means TheInsiders.com, LLC, a Washington limited liability company, Citadel Publishing, LLC, a Washington limited liability company, and any future wholly-owned subsidiary of Media.

          4.8. "UCC" means, unless otherwise specified by the state, the Uniform Commercial Code of Washington and, where so specified, the Uniform Commercial Code in that state. Any term used in the UCC and not defined in this Security Agreement has the meaning given to the term in the UCC.

     5. Remedies. Upon the occurrence of any event of Default, Lender shall have, in addition to all of the rights and remedies at law or in equity, the remedies of a Lender under the UCC. In the event of Default, regardless of where any Collateral and books and records are located, Lender may require Media and or any of the Subsidiaries to assemble all Collateral and the books and records in one or more locations and make such Collateral and the books and records available to Lender..

     6. Care of Collateral. Media and each of the Subsidiaries each will keep in effect all licenses, permits and franchises required by law or contract relating to their respective business (if applicable), property, or the Collateral; maintain insurance on the Collateral; keep the Collateral in good repair and be responsible for any loss or damage to it; at all times warrant and defend their ownership and possession of the Collateral; keep the Collateral free from all liens, claims, encumbrances and security interests; pay when due all taxes, license fees, and other charges upon the Collateral or upon Media and each of the Subsidiaries business, property or the income therefrom; and not misuse, conceal or in any way use or dispose of the Collateral unlawfully or contrary to the provisions of this Security Agreement or of any insurance coverage. Loss of, damage to, or uncollectability of the Collateral or any part thereof will not release Media or the Subsidiaries from any of their obligations hereunder.

          6.1. Costs. Media and each of the Subsidiaries, jointly and severally promise to pay, upon Lender's demand therefore, all costs and expenses, including attorneys' fees, incurred in the collection and enforcement of this Security Agreement, including, without limitation, fees incurred in bankruptcy proceedings. If any party hereto shall bring any suit, arbitration or other action against another for relief, declaratory or otherwise, arising out of this Security Agreement, the prevailing party shall have and recover against the other party, in addition to all costs, expert witness fees and other disbursements, such sum as the court or arbiter may determine to be a reasonable attorneys' fee, and such recovery may include reasonable fees and costs incurred in connection with the matter but prior to the commencement of the action.

     7. Amendments and Waivers. Any term of this Agreement may be amended or waived with the written consent of the Company and the Lender.

     8. Arbitration. Any dispute, controversy, or claim arising between the parties out of or in relation to this Security Agreement shall be settled by binding arbitration in accordance with the American Arbitration Rules in effect as of the effective date of this Agreement. The appointing authority shall be the American Arbitration Association office located in Seattle, Washington, and the case shall be administered by the same authority in accordance with its procedures for cases under the Commercial Arbitration Rules. The place of arbitration shall be Seattle, Washington, or such other location as the parties may agree. The number of arbitrators shall be one, unless the parties cannot agree on a single arbitrator. In such event, the parties shall each choose one arbitrator, and these two arbitrators shall choose a third arbitrator who shall preside over the proceedings. The awards rendered by the arbitrators shall be final and binding upon both parties concerned, and judgment upon the award may be entered in any court having jurisdiction thereof. The allocation of the expenses of the arbitration shall be effected by the arbitration decision.

     9. Miscellaneous. This Agreement shall be binding upon and inure to the benefit of the respective parties, and their legal representatives, successors, assigns and heirs. This Security Agreement will not be assignable by Media or its Subsidiaries without the written consent of Lender, which may be withheld for any reason. The paragraph headings are for convenience only and in no way define, limit, extend or interpret any particular provision hereof. This Agreement has been reviewed and approved by each party, and in the event it should be determined that any provision herein is uncertain or ambiguous, the language in all parts of this Agreement shall be in all cases construed as a whole according to its fair meaning and not strictly construed for nor against any party. If any provision hereof shall be unenforceable, the validity of the other terms hereof shall not in any way be affected thereby. This Agreement may be signed in counterparts, any one of which shall be deemed to be an original. This Agreement shall be governed by the laws of the State of Washington

     10. Notices. All notices, demands, requests, consents, approvals and other instruments required or permitted to be given pursuant to the terms of this Security Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by a nationally-recognized delivery service, or forty-eight (48) hours after being deposited in the U.S. Mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

     IN WITNESS WHEREOF, the parties have signed this agreement as of the date first above written.


MEDIA:

CITADEL MEDIA, INC.
2125 Western Avenue, Suite 200
Seattle, WA  98121



-------------------------------------------------
By: James C. Heckman
Title:   Chief Executive Officer

CITADEL PUBLISHING, LLC

2125 Western Avenue, Suite 200
Seattle, WA  98121



-------------------------------------------------
By: James C. Heckman
Title:   Chief Executive Officer

THEINSIDERS.COM, LLC:


2125 Western Avenue, Suite 200
Seattle, WA  98121



-------------------------------------------------
By: James C. Heckman
Title:   Chief Executive Officer

ORION ACQUISITION CORP. II:

Suite 1020
401 Wilshire Boulevard
Santa Monica, California 90401



-------------------------------------------------
By:
Title: